UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of report (Date of earliest event reported):  April 25, 2019

TEXAS PACIFIC LAND TRUST
(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (IRS Employer Identification Number)

1700 Pacific Avenue, Suite 2770
Dallas, Texas 75201
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  214-969-5530

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.	Results Of Operations And Financial Condition.

Texas Pacific Land Trust (the “Trust”) hereby incorporates by reference the contents of a press release containing a Report of Operations — Unaudited, announcing certain of its financial results for the three months ended March 31, 2019, which was released to the press on April 25, 2019. A copy of the press release including the report of operations is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
	(d)	Exhibits.
		99.1	Press release including a Report of Operations - Unaudited of Texas Pacific Land Trust for the Three Months Ended March 31, 2019 and 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST

Date:	April 25, 2019	By:	/s/ Robert J. Packer
Robert J. Packer
General Agent and Chief Financial Officer